Scheduled Maturities for Total Time Deposits (Detail) ₨ in Millions, $ in Millions	Mar. 31, 2019 INR (₨)	Mar. 31, 2019 USD ($)	Mar. 31, 2018 INR (₨)
Due to mature in the fiscal year ending March 31:
2020	₨ 4,570,771.1	$ 66,089.8	₨ 3,904,998.5
2021	469,740.1	6,792.1
2022	162,234.4	2,345.8
2023	35,359.5	511.3
2024	58,237.5	842.1
Thereafter	21,373.3	309.0
Total	₨ 5,317,715.9	$ 76,890.1	₨ 4,455,680.6